[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) CORE GROWTH
                         FUND

                         ANNUAL REPORT o AUGUST 31, 2000




              ----------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 34)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- make us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flows, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

    o  face-to-face contact with senior management as well as front-line workers

    o  analysis of the company's financial statements and balance sheets

    o  contact with the company's current and potential customers

    o  contact with the company's competitors

    o our own forecasts of the company's future market share, cash flows, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes each manager will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in it's January 10, 2000 issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people tend to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 35 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended August 31, 2000, Class A shares of the fund provided a total return of 51.38%, Class B shares 50.83%, Class C shares 50.94%, and Class I shares 51.77%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 16.32% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 61.35%.

Q. WHAT WERE SOME OF THE REASONS THE FUND POSTED SUCH STRONG PERFORMANCE RELATIVE TO ITS BENCHMARK?

A. Overall, growth stocks had a very strong run during the year. Our performance was helped by strong stock selection, particularly among technology companies. Opportunities in that sector were so numerous that we overweighted the group relative to the S&P 500 for most of the period, which also helped performance. Further, it's important to note that the fund's performance was positive across all parts of the technology sector. That means our diversified approach delivered results at the same time that it helped to control risk.

    More recently, the market became relatively choppy, especially in the technology sector. As a result, we moved to diversify the fund beyond technology. We think technology should remain an important part of this -- or any -- growth portfolio. In fact, it remains our largest sector weighting. However, we've been selective, looking for areas that we believe will provide more defensive growth characteristics through more steady growth.

Q.  WHERE HAVE YOU FOUND OPPORTUNITIES RECENTLY?

A. Financial services was one sector that caught our eye. It appears to us that the Federal Reserve Board (the Fed) is close to finishing its latest round of interest rate hikes, if it hasn't done so already. With a less hostile rate environment, these stocks rebounded from particularly depressed valuations. In addition, consolidation activity helped support stock prices in this sector. Banks, credit card companies, brokers, and insurance companies such as American International Group and Marsh & McLennan Companies were the areas that received our focus.

    Energy services stocks like Baker Hughes, Global Marine, and Halliburton also offered opportunities. The performance of energy services firms is closely linked to the prices of oil and natural gas, which have been on the rise. Integrated oil companies, in response, have ramped up drilling, exploration, and production activity, which has directly benefited the energy services firms. While this is not traditionally thought of as a growth sector, we felt the short-term positive fundamentals of the group warranted our attention at this time.

Q.  HAS YOUR INVESTMENT APPROACH CHANGED?

A. No, it hasn't. History shows that a company's stock price is ultimately determined by how well the company can increase its earnings and cash flow. As a result, we believe that fundamental, bottom-up research offers the best way to identify companies with the brightest growth potential across a broad spectrum of industries. Overall, we like to invest in companies that are well positioned to control their own destinies because they enjoy some sort of sustainable competitive advantage. For the most part, these companies share common characteristics. According to our research, they are run by proven managers, gaining market share, expanding their profit margins, and financing their own growth through internal measures.

Q.  WHAT AREAS, IF ANY, DID YOU AVOID?

A. Retail was one, because we were concerned about drop offs in consumer spending. Nevertheless, we did find opportunities within the sector, including select drug and grocery stores as well as certain electronics retailers. We've also shied away from health care because of political considerations that we thought might hurt pharmaceutical prices. However, we think the recent pullback in this group has produced some compelling longer-term investment opportunities.

Q.  WHICH INVESTMENTS PROVED TO BE THE TOP PERFORMERS FOR THE FUND?

A. Within technology, the brightest spots were network and telecommunications stocks. Corning, one of the clear leaders in the fiber-optic market, was a major contributor to positive performance as it benefited from the rapid construction of fiber-optic networks. Other excellent performers included JDS Uniphase and Nortel. Computer software stocks also proved to be solid performers, including VeriSign, Rational Software, and Oracle. Favorable supply and demand conditions helped semiconductor stocks like Analog Devices perform exceptionally well. Major positive contributors outside the technology sector included Internet registry service provider Network Solutions -- which was acquired by VeriSign -- analytical instrument maker Waters Corp., and global electric power company AES Corp.

Q.  WERE THERE ANY AREAS THAT DETRACTED FROM RESULTS?

A. In any given period, there will be some disappointments, and this fiscal year was no exception. Our stock selection in the retail sector hampered performance. This group lost ground as investors became concerned that rising interest rates would eat into consumer spending. Food and drug stores suffered the most severe declines, including our investment in Kroger. This company was plagued by concerns over the integration of its Fred Meyer acquisition into its operations, as well as the company's apparent lack of an Internet strategy. A stock that fell substantially early in the period, but later recovered to its level of the previous year, was Tyco International. The stock was held back by questions related to Tyco's accounting practices, until the Securities and Exchange Commission investigated the issue and found no inconsistencies. We remain convinced of Tyco's growth prospects, and it remains a major fund holding. More recently, Computer Associates missed quarterly earnings estimates by a wide margin, citing weaker mainframe sales and other factors. As a result, we reduced our position.

Q.  WHAT'S YOUR OUTLOOK FOR THE REST OF 2000 AND THE BEGINNING OF 2001?

A. We expect corporate profit growth to moderate from last year's pace of about 20%, as higher interest rates appear to have cooled economic growth. In addition, we believe higher energy, labor, and real estate costs will probably eat into any improvements corporations might make regarding profit margins. Overall, however, this environment should prove relatively favorable for interest rates going forward and for those companies offering better-than-average earnings growth.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A MEMBER OF OUR LARGE CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND OTHER LARGE CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS AND OFFSHORE FUNDS.

STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JANUARY 2, 1996

CLASS INCEPTION:           CLASS A  JANUARY 2, 1996
                           CLASS B  DECEMBER 31, 1999
                           CLASS C  DECEMBER 31, 1999
                           CLASS I  JANUARY 2, 1997

SIZE:                      $35.9 MILLION NET ASSETS AS OF AUGUST 31, 2000

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.)

                          MFS Core Growth        S&P 500
                          Fund - Class A     Composite Index
             -----------------------------------------------
             1/96            $  9,425           $10,000
             8/96              11,621            10,745
             8/97              16,876            15,113
             8/98              18,353            16,336
             8/99              28,323            22,842
             8/00              42,876            26,570

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2000

CLASS A
                                                           1 Year          3 Years            Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             51.38%         +154.07%         +354.92%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         51.38%         + 36.45%         + 38.39%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         42.68%         + 33.79%         + 36.64%
---------------------------------------------------------------------------------------------------

CLASS B
                                                           1 Year          3 Years            Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             50.83%         +153.15%         +353.27%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         50.83%         + 36.29%         + 38.28%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         46.83%         + 35.75%         + 38.15%
---------------------------------------------------------------------------------------------------

CLASS C
                                                           1 Year          3 Years            Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             50.94%         +153.34%         +353.60%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         50.94%         + 36.32%         + 38.30%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge         49.94%         + 36.32%         + 38.30%
---------------------------------------------------------------------------------------------------

CLASS I
                                                           1 Year          3 Years            Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge             51.77%         +154.99%         +356.86%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge         51.77%         + 36.62%         + 38.51%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year          3 Years            Life*
---------------------------------------------------------------------------------------------------
Average multi-cap growth fund+                             61.35%         + 31.32%         + 27.27%
---------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                     16.32%         + 20.69%         + 23.29%
---------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 2000. Index information is from January 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RECENT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2000

FIVE LARGEST STOCK SECTORS

                  TECHNOLOGY                         41.3%
                  FINANCIAL SERVICES                 13.9%
                  UTILITIES & COMMUNICATIONS          9.9%
                  HEALTH CARE                         9.4%
                  ENERGY                              6.9%

TOP 10 STOCK HOLDINGS

MICRON TECHNOLOGY, INC.  3.3%                   TYCO INTERNATIONAL LTD.  2.1%
Semiconductor manufacturer                      Security systems, packaging, and electronic-equipment
                                                conglomerate
GENERAL ELECTRIC CO.  3.1%
Diversified manufacturing and financial         PHARMACIA CORP.  2.0%
services conglomerate                           Pharmaceutical, healthcare, and agricultural
                                                products company
INTEL CORP.  3.0%
Semiconductor manufacturer                      EMC CORP.  2.0%
                                                Provider of electronic data storage solutions
CORNING, INC.  2.4%
Materials and equipment supplier to             AES CORP.  1.9%
communications industries                       Electric power plant operator

NORTEL NETWORKS CORP.  2.3%                     MICROSOFT CORP.  1.9%
Designer and developer of data and telephony    Computer software and systems company
networks

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2000

Stocks - 88.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 81.3%
  Aerospace - 0.6%
    Boeing Co.                                                             3,900             $   209,138
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.9%
    Providian Financial Corp.                                              2,820             $   324,124
--------------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Abbott Laboratories, Inc.                                              3,700             $   161,875
    Waters Corp.*                                                          3,220                 256,191
                                                                                             -----------
                                                                                             $   418,066
--------------------------------------------------------------------------------------------------------
  Business Machines - 4.2%
    International Business Machines Corp.                                  3,600             $   475,200
    Seagate Technology, Inc.*                                              6,000                 356,250
    Sun Microsystems, Inc.*                                                3,700                 469,668
    Texas Instruments, Inc.                                                3,300                 220,894
                                                                                             -----------
                                                                                             $ 1,522,012
--------------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Automatic Data Processing, Inc.                                        6,400             $   381,600
    BEA Systems, Inc.*                                                       800                  54,450
    BISYS Group, Inc.*                                                     1,000                  75,313
    Computer Sciences Corp.*                                               7,100                 561,344
    First Data Corp.                                                       1,730                  82,499
                                                                                             -----------
                                                                                             $ 1,155,206
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.9%
    Compaq Computer Corp.                                                  8,800             $   299,750
    Dell Computer Corp.*                                                   9,100                 396,987
                                                                                             -----------
                                                                                             $   696,737
--------------------------------------------------------------------------------------------------------
  Computer Services
    McDATA Corp., "B"*                                                        30             $     3,227
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    Microsoft Corp.*                                                       8,500             $   593,406
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.8%
    Blue Martini Software, Inc.*                                              40             $     2,780
    EMC Corp.*                                                             6,360                 623,280
    Netegrity, Inc.*                                                         300                  26,400
    SpeechWorks International Inc.*                                           30                   2,299
                                                                                             -----------
                                                                                             $   654,759
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.0%
    Cadence Design Systems, Inc.*                                          3,800             $    80,750
    Computer Associates International, Inc.                                2,200                  69,850
    Comverse Technology, Inc.*                                             2,000                 183,875
    E.piphany, Inc.*                                                       1,100                 114,400
    Extreme Networks, Inc.*                                                  400                  37,225
    I2 Technologies, Inc.*                                                   300                  50,756
    Mercury Interactive Corp.*                                               200                  24,437
    Oracle Corp.*                                                          4,880                 443,775
    Rational Software Corp.*                                               2,400                 308,850
    Resonate Inc.*                                                            10                     441
    Siebel Systems, Inc.*                                                    640                 126,600
                                                                                             -----------
                                                                                             $ 1,440,959
--------------------------------------------------------------------------------------------------------
  Conglomerates - 1.8%
    Tyco International Ltd.                                               11,450             $   652,650
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Philip Morris Cos., Inc.                                               1,400             $    41,475
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    General Electric Co.                                                  16,670             $   978,321
--------------------------------------------------------------------------------------------------------
  Electronics - 9.5%
    Altera Corp.*                                                          4,680             $   303,322
    Analog Devices, Inc.*                                                  2,860                 287,430
    Avici Systems, Inc.*                                                      40                   5,993
    Flextronics International Ltd.*                                        5,138                 428,060
    Intel Corp.                                                           12,900                 965,887
    Lam Research Corp.*                                                    6,200                 186,775
    LSI Logic Corp.*                                                       4,100                 147,344
    Micron Technology, Inc.*                                              13,000               1,062,750
    SCI Systems, Inc.*                                                       300                  18,525
                                                                                             -----------
                                                                                             $ 3,406,086
--------------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc., "A"                                                      2,200             $    99,000
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Clear Channel Communications, Inc.*                                      300             $    21,712
    Time Warner, Inc.                                                      2,220                 189,810
    Viacom, Inc., "B"*                                                     4,668                 314,215
                                                                                             -----------
                                                                                             $   525,737
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.6%
    Associates First Capital Corp., "A"                                    7,600             $   213,750
    AXA Financial, Inc.                                                    8,700                 450,225
    Citigroup, Inc.                                                        8,613                 502,784
    Freddie Mac Corp.                                                      9,400                 395,975
    Goldman Sachs Group, Inc.                                                460                  58,909
    Lehman Brothers Holdings, Inc.                                         2,100                 304,500
    Mellon Financial Corp.                                                 2,100                  95,025
    Morgan Stanley Dean Witter & Co.                                       1,600                 172,100
    State Street Corp.                                                     1,460                 171,915
                                                                                             -----------
                                                                                             $ 2,365,183
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Anheuser-Busch Cos., Inc.                                              2,600             $   204,913
    Coca-Cola Co.                                                          5,300                 278,912
                                                                                             -----------
                                                                                             $   483,825
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.7%
    HCA - The Healthcare Co.                                               7,600             $   262,200
--------------------------------------------------------------------------------------------------------
  Insurance - 4.1%
    AFLAC, Inc.                                                            1,800             $    97,200
    American International Group, Inc.                                     5,715                 509,349
    Gallagher (Arthur J.) & Co.                                            3,000                 147,000
    Hartford Financial Services Group, Inc.                                4,200                 279,825
    Marsh & McLennan Cos., Inc.                                            1,500                 178,125
    Nationwide Financial Services, Inc., "A"                               6,500                 259,188
                                                                                             -----------
                                                                                             $ 1,470,687
--------------------------------------------------------------------------------------------------------
  Internet - 2.5%
    Alteon Websystems, Inc.*                                               1,300             $   192,400
    Ariba, Inc.*                                                             200                  31,475
    Art Technology Group, Inc.*                                              300                  30,581
    Juniper Networks, Inc.*                                                  400                  85,500
    VeriSign, Inc.*                                                        2,849                 566,595
                                                                                             -----------
                                                                                             $   906,551
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.2%
    ALZA Corp.*                                                            2,600             $   196,625
    American Home Products Corp.                                           7,950                 430,791
    Forest Laboratories, Inc.*                                               800                  78,300
    Pfizer, Inc.                                                          10,242                 442,966
                                                                                             -----------
                                                                                             $ 1,148,682
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    3 Dimensional Pharmaceuticals, Inc.*                                      50             $     1,944
    Cardinal Health, Inc.                                                  2,300                 188,168
    Illumina Inc.*                                                            40                   1,790
    PE Corp. (Biosystems Group)                                            2,000                 196,750
                                                                                             -----------
                                                                                             $   388,652
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.8%
    Baker Hughes, Inc.                                                     8,200             $   299,813
    Global Marine, Inc.*                                                   8,000                 258,500
    Halliburton Co.                                                        2,810                 148,930
    Noble Drilling Corp.*                                                  3,740                 181,390
    Weatherford International, Inc.*                                       9,900                 464,681
                                                                                             -----------
                                                                                             $ 1,353,314
--------------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Coastal Corp.                                                          3,000             $   206,625
    EOG Resources, Inc.                                                    3,900                 149,175
    Transocean Sedco Forex, Inc.                                           4,500                 268,875
                                                                                             -----------
                                                                                             $   624,675
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.0%
    Pharmacia Corp.                                                       10,812             $   633,178
    Watson Pharmaceuticals, Inc.*                                          1,100                  67,856
                                                                                             -----------
                                                                                             $   701,034
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Scholastic Corp.*                                                      2,100             $   134,794
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                                       2,000             $    59,750
--------------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Costco Wholesale Corp.*                                                1,200             $    41,325
    CVS Corp.                                                              6,290                 233,516
    RadioShack Corp.                                                       4,000                 236,000
                                                                                             -----------
                                                                                             $   510,841
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Kroger Co.*                                                            5,100             $   115,706
    Safeway, Inc.*                                                        11,660                 574,984
                                                                                             -----------
                                                                                             $   690,690
--------------------------------------------------------------------------------------------------------
  Telecommunications - 13.2%
    ADC Telecommunications, Inc.*                                          5,900             $   241,531
    American Tower Corp., "A"*                                             8,500                 308,656
    AT&T Corp., "A"*                                                       6,760                 144,495
    Cabletron Systems, Inc.*                                               3,600                 134,775
    CIENA Corp.*                                                           1,800                 399,037
    Cisco Systems, Inc.*                                                   7,800                 535,275
    Comcast Corp., "A"*                                                    4,830                 179,918
    Corning, Inc.                                                          2,300                 754,256
    Corvis Corp.*                                                             90                   9,343
    EchoStar Communications Corp., "A"*                                    3,400                 165,750
    Emulex Corp.*                                                          1,000                 104,688
    Intergrated Telecom Express*                                              80                   2,515
    JDS Uniphase Corp.*                                                      660                  82,160
    Metromedia Fiber Network, Inc., "A"*                                   7,920                 316,305
    Motorola, Inc.                                                         3,889                 140,247
    NEXTEL Communications, Inc.*                                           1,900                 105,331
    NEXTLINK Communications, Inc., "A"*                                    6,500                 227,906
    NTL, Inc.*                                                             4,400                 192,775
    Peco II, Inc.*                                                            20                     780
    Powerwave Technologies, Inc.*                                          4,100                 197,313
    Sprint Corp. (PCS Group)*                                              7,560                 379,418
    Tellabs, Inc.*                                                         1,200                  67,425
    UnitedGlobalCom, Inc.*                                                 1,300                  49,806
                                                                                             -----------
                                                                                             $ 4,739,705
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.7%
    AES Corp.*                                                             9,500             $   605,625
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $29,167,111
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Bermuda - 1.2%
    Global Crossing Ltd. (Telecommunications)*                             9,330             $   280,483
    Tycom Ltd. (Telecommunications)*                                         200                   8,325
    XL Capital Ltd., "A" (Insurance)                                       2,100                 144,769
                                                                                             -----------
                                                                                             $   433,577
--------------------------------------------------------------------------------------------------------
  Brazil
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                               410             $    11,198
--------------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Nortel Networks Corp. (Telecommunications)                             8,900             $   725,906
--------------------------------------------------------------------------------------------------------
  Israel - 1.2%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                3,000             $   437,437
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Royal Dutch Petroleum Co. (Oils)                                       7,100             $   431,587
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Serono SA, ADR (Biotechnology)*                                        1,770             $    50,666
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    HSBC Holdings PLC (Banks and Credit Cos.)*                             6,500             $    93,441
    Vodafone AirTouch PLC (Telecommunications)*                           99,585                 401,954
                                                                                             -----------
                                                                                             $   495,395
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 2,585,766
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $25,063,805)                                                  $31,752,877
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 7.9%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 9/01/00, at Amortized Cost                $2,820             $ 2,820,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $27,883,805)                                             $34,572,877

Other Assets, Less Liabilities - 3.6%                                                          1,288,213
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $35,861,090
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $27,883,805)              $34,572,877
  Investment of cash collateral for securities loaned, at
    identified cost and value                                         5,445,935
  Cash                                                                   10,177
  Foreign currency, at value (identified cost, $515)                        487
  Receivable for fund shares sold                                     1,371,454
  Receivable for investments sold                                       207,946
  Interest and dividends receivable                                      15,136
  Deferred organization expenses                                            366
  Other assets                                                            1,839
                                                                    -----------
      Total assets                                                  $41,626,217
                                                                    -----------
Liabilities:
  Payable for fund shares reacquired                                $    20,060
  Payable for investments purchased                                     297,549
  Collateral for securities loaned, at value                          5,445,935
  Payable to affiliates -
    Management fee                                                          708
    Distribution and service fee                                            450
  Accrued expenses and other liabilities                                    425
                                                                    -----------
      Total liabilities                                             $ 5,765,127
                                                                    -----------
Net assets                                                          $35,861,090
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $27,646,350
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      6,688,980
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 1,535,608
  Accumulated net investment loss                                        (9,848)
                                                                    -----------
      Total                                                         $35,861,090
                                                                    ===========
Shares of beneficial interest outstanding                            1,303,378
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $10,833,243 / 393,746 shares of
     beneficial interest outstanding)                                 $27.51
                                                                      ======
  Offering price per share (100 / 94.25) of net asset value
     per share)                                                       $29.19
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $8,795,121 / 320,904 shares of beneficial
     interest outstanding)                                            $27.41
                                                                      ======
Class C shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $4,749,947 / 173,194 shares of
    beneficial interest outstanding)                                  $27.43
                                                                      ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $11,482,779 / 415,534 shares of
     beneficial interest outstanding)                                 $27.63
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2000
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                        $   83,002
    Interest                                                             32,513
    Foreign taxes withheld                                               (1,490)
                                                                     ----------
      Total investment income                                        $  114,025
                                                                     ----------
  Expenses -
    Management fee                                                   $  147,819
    Shareholder servicing agent fee                                      19,692
    Distribution and service fee (Class A)                               15,831
    Distribution and service fee (Class B)                               25,050
    Distribution and service fee (Class C)                               11,550
    Administrative fee                                                    2,927
    Custodian fee                                                        17,528
    Printing                                                             57,231
    Postage                                                               4,114
    Auditing fees                                                        30,875
    Legal fees                                                            1,642
    Amortization of organization expenses                                   216
    Registration fees                                                    55,000
    Miscellaneous                                                        29,581
                                                                     ----------
      Total expenses                                                 $  419,056
    Fees paid indirectly                                                 (1,462)
    Reduction of expenses by investment adviser and distributor        (174,036)
                                                                     ----------
      Net expenses                                                   $  243,558
                                                                     ----------
        Net investment loss                                          $ (129,553)
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $2,011,342
    Foreign currency transactions                                       (10,407)
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $2,000,935
                                                                     ----------
  Change in unrealized appreciation (depreciation)                         --
    Investments                                                      $5,539,140
    Translation of assets and liabilities in foreign currencies            (158)
                                                                     ----------
      Net unrealized gain on investments and foreign curency
        translation                                                  $5,538,982
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $7,539,917
                                                                     ----------
          Increase in net assets from operations                     $7,410,384
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     2000                        1999
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                              $   (129,533)              $     (1,087)
  Net realized gain on investments and foreign currency
    transactions                                                      2,000,935                    654,009
  Net unrealized gain on investments and foreign currency
    translation                                                       5,538,982                  1,128,341
                                                                   ------------               ------------
    Increase in net assets from operations                         $  7,410,384               $  1,781,263
                                                                   ------------               ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                         $   (145,521)              $   (223,653)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                             (817,825)                  (204,409)
                                                                   ------------               ------------
    Total distributions declared to shareholders                   $   (963,346)              $   (428,062)
                                                                   ------------               ------------
Net increase in net assets from fund share transactions            $ 17,291,559               $  7,860,192
                                                                   ------------               ------------
    Total increase in net assets                                   $ 23,738,597               $  9,213,393
Net assets:
  At beginning of period                                             12,122,493                  2,909,100
                                                                   ------------               ------------
At end of period (including accumulated net investment loss
  of $9,848 and $0, respectively)                                  $ 35,861,090               $ 12,122,493
                                                                   ============               ============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,                           PERIOD ENDED
                                                 ------------------------------------------------------           AUGUST 31,
                                                   2000            1999            1998            1997                1996*
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $19.46          $14.44          $15.82          $12.33               $10.00
                                                 ------          ------          ------          ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.16)         $ --            $(0.01)         $ 1.24               $(0.01)
  Net realized and unrealized gain on
    investments and foreign currency               9.75            7.34            1.26            3.93                 2.34
                                                 ------          ------          ------          ------               ------
      Total from investment operations           $ 9.59          $ 7.34          $ 1.25          $ 5.17               $ 2.33
                                                 ------          ------          ------          ------               ------
Less distributions declared to shareholders -
  From net investment income                     $ --            $ --            $(1.20)         $ --                 $ --
  From net realized gain on investments and
    foreign currency transactions                 (1.54)          (2.32)          (1.43)          (1.68)                --
                                                 ------          ------          ------          ------               ------
      Total distributions declared to
        shareholders                             $(1.54)         $(2.32)         $(2.63)         $(1.68)              $ --
                                                 ------          ------          ------          ------               ------
Net asset value - end of period                  $27.51          $19.46          $14.44          $15.82               $12.33
                                                 ======          ======          ======          ======               ======
Total return(+)                                   51.38%          54.33%           8.75%          45.22%               23.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.25%           0.88%           0.89%           1.45%                1.50%+
  Net investment income (loss)                    (0.69)%         (0.01)%         (0.03)%          9.12%               (0.11)%+
Portfolio turnover                                  303%            240%            261%          1,043%                 204%
Net assets at end of period (000 omitted)       $10,833          $1,837          $1,495          $1,061                 $686

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, from January 2, 1996, through December 31, 1999, the investment adviser and the distributor voluntarily waived their fees and from January 2, 1996, through August 31, 1997, the shareholder servicing agent waived its fee. In addition, for the period ended August 31, 1996, subject to reimbursement by the fund, the investment adviser voluntarily agreed to pay all of the fund's operating expenses. In consideration, the fund paid the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment income (loss) and the ratios would have been:
        Net investment income (loss)             $(0.39)         $(0.22)         $(0.17)         $ 1.06               $(0.18)
        Ratios (to average net assets):
          Expenses##                               2.20%           2.13%           2.15%           2.82%                4.28%+
          Net investment income (loss)            (1.64)%         (1.26)%         (1.29)%          7.75%               (2.34)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                               AUGUST 31, 2000*
-------------------------------------------------------------------------------
                                                                        CLASS B
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $23.88
                                                                       ------
Income from investment operations# -
  Net investment loss(S)                                               $(0.28)
  Net realized and unrealized gain on investments and foreign currency   3.81
                                                                       ------
      Total from investment operations                                 $ 3.53
                                                                       ------
Net asset value - end of period                                        $27.41
                                                                       ======
Total return 14.74%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             2.15%+
  Net investment loss                                                   (1.51)%+
Portfolio turnover                                                        303%
Net assets at end of period (000 omitted)                              $8,795

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss $(0.40) Ratios (to average net assets):
          Expenses##                                                     2.85%+
          Net investment loss                                           (2.21)%+
 * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                               AUGUST 31, 2000*
-------------------------------------------------------------------------------
                                                                        CLASS C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $23.88
                                                                       ------

Income from investment operations# -
  Net investment loss(S)                                               $(0.27)
  Net realized and unrealized gain on investments and foreign currency   3.82
                                                                       ------
      Total from investment operations                                 $ 3.55
                                                                       ------
Net asset value - end of period                                        $27.43
                                                                       ======
Total return 14.82%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             2.15%+
  Net investment loss                                                   (1.50)%+
Portfolio turnover                                                        303%
Net assets at end of period (000 omitted)                              $4,750

  (S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss $(0.39) Ratios (to average net assets):
          Expenses##                                                     2.85%+
          Net investment loss                                           (2.20)%+
 * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,                         PERIOD ENDED
                                                        ---------------------------------------------             AUGUST 31,
                                                            2000               1999              1998                  1997*
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $19.47             $14.46            $15.84                 $12.99
                                                          ------             ------            ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                         $(0.09)            $ --              $(0.01)                $ 1.50
  Net realized and unrealized gain on investments
    and foreign currency                                    9.79               7.33              1.26                   1.35
                                                          ------             ------            ------                 ------
      Total from investment operations                    $ 9.70             $ 7.33            $ 1.25                 $ 2.85
                                                          ------             ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                              $ --               $ --              $(1.20)                $ --
  From net realized gain on investments and
    foreign currency transactions                          (1.54)             (2.32)            (1.43)                  --
                                                          ------             ------            ------                 ------
      Total distributions declared to shareholders        $(1.54)            $(2.32)           $(2.63)                $ --
                                                          ------             ------            ------                 ------
Net asset value - end of period                           $27.63             $19.47            $14.46                 $15.84
                                                          ======             ======            ======                 ======
Total return                                               51.77%             54.40%             8.82%                 21.94%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                0.94%              0.71%             0.89%                  1.48%+
  Net investment income (loss)                             (0.37)%            (0.02)%           (0.06)%                14.08%+
Portfolio turnover                                           303%               240%              261%                 1,043%
Net assets at end of period (000 omitted)                $11,483            $10,285            $1,415                 $1,695

  (S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating espenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, for the period ended August 31, 1997, the shareholder servicing agent waived its fee. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income (loss) would have been:
        Net investment income (loss)                      $(0.39)            $(0.14)           $(0.13)                $ 1.40
        Ratios (to average net assets):
          Expenses##                                        1.84%              1.46%             1.65%                  2.35%+
          Net investment income (loss)                     (1.27)%            (0.77)%           (0.81)%                13.20%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2000, the value of securities loaned was $5,281,435. These loans were collateralized by cash of $5,445,935 which was invested in the following short-term obligations:

                                                    PRINCIPAL   AMORTIZED COST
                                                       AMOUNT        AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       $5,445,935       $5,445,935
                                                                    ----------
Total investments of cash collateral for
securities loaned                                                   $5,445,935
                                                                    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 2000, $119,685 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for foreign currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to January 1, 2000, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2000, aggregate unreimbursed expenses amounted to $127,828.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,628 for the year ended August 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,629 for the year ended August 31, 2000. Prior to January 1, 2000, the Class A distribution and service fees were waived on a voluntary basis at the discretion of MFD. Fees incurred under the distribution plan during the year ended August 31, 2000, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $6 for Class B and Class C shares, respectively, for the year ended August 31, 2000. Fees incurred under the distribution plan during the year ended August 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. During the year ended August 31, 2000, there were no contingent deferred sales charges for Class A, Class B, and Class C shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $71,535,654 and $59,249,535, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $28,616,122
                                                                  -----------
Gross unrealized appreciation                                     $ 6,205,711
Gross unrealized depreciation                                        (248,956)
                                                                  -----------
    Net unrealized appreciation                                   $ 5,956,755
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                              YEAR ENDED AUGUST 31, 2000     YEAR ENDED AUGUST 31, 1999
                                           -----------------------------    ---------------------------
                                               SHARES             AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                   340,788       $  8,729,096        19,182       $  341,831
Shares issued to shareholders in
  reinvestment of distributions                 6,644            145,502        14,057          223,642
Shares reacquired                             (48,085)        (1,224,241)      (42,341)        (734,909)
                                             --------       ------------      --------       ----------
    Net increase (decrease)                   299,347       $  7,650,357        (9,102)      $ (169,436)
                                             ========       ============      ========       ==========

Class B shares
                                             YEAR ENDED AUGUST 31, 2000*
                                           -----------------------------
                                               SHARES             AMOUNT
------------------------------------------------------------------------
Shares sold                                   351,793       $  8,923,698
Shares issued to shareholders in
  reinvestment of distributions               --               --
Shares reacquired                             (30,889)          (796,930)
                                             --------       ------------
    Net increase                              320,904       $  8,126,768
                                             ========       ============

Class C shares
                                             YEAR ENDED AUGUST 31, 2000*
                                           -----------------------------
                                               SHARES             AMOUNT
------------------------------------------------------------------------
Shares sold                                   183,813       $  4,705,282
Shares issued to shareholders in
  reinvestment of distributions               --               --
Shares reacquired                             (10,619)          (278,520)
                                             --------       ------------
    Net increase                              173,194       $  4,426,762
                                             ========       ============

Class I shares
                                              YEAR ENDED AUGUST 31, 2000     YEAR ENDED AUGUST 31, 1999
                                           -----------------------------    ---------------------------
                                               SHARES             AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                   524,920      $  13,602,432       454,319     $  8,444,369
Shares issued to shareholders in
  reinvestment of distributions                37,275            817,825        12,823          204,400
Shares reacquired                            (674,965)       (17,332,585)      (36,634)        (619,141)
                                             --------       ------------      --------       ----------
    Net increase (decrease)                  (112,770)     $  (2,912,328)      430,508     $  8,029,628
                                             ========       ============      ========       ==========

* For the period of inception of Class B and Class C shares, December 31, 1999,  through August 31, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest expense incurred on the borrowings amounted to $9,873 for the period ended. The average dollar amount of borrowings was $141,799 and the weighted average interest rate on these borrowings was 6.69%. A commitment fee of $160 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the fund), including the schedule of portfolio investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP
Boston, Massachusetts
October 9, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $586,252 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2000.

   FOR THE YEAR ENDED AUGUST 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 4.03%.

-------------------------------------------------------------------------------

MFS(R) CORE GROWTH FUND

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                       Mark E. Bradley*
                                                            Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac                  Laura F. Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief                 Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,             State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Ernst & Young LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call
MFS Investment Management                                   your investment professional or, for an
                                                            information kit, call toll free: 1-800-637-2929
Jeffrey L. Shames* - Chairman and Chief                     any business day from 9 a.m. to 5 p.m.
Executive Officer, MFS Investment                           Eastern time (or leave a message anytime).
Management
                                                            INVESTOR SERVICE
J. Dale Sherratt+ - President, Insight Resources,           MFS Service Center, Inc.
Inc. (acquisition planning specialists)                     P.O. Box 2281
                                                            Boston, MA 02107-9906
Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)                          For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                          from a touch-tone telephone.

PORTFOLIO MANAGER                                           WORLD WIDE WEB
Stephen Pesek*                                              www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

                                                                   ------------
MFS(R) CORE GROWTH FUND                                              BULK RATE
                                                                   U.S. POSTAGE
[Logo] M F S(R)                                                        PAID
INVESTMENT MANAGEMENT                                                  MFS
We invented the mutual fund(R)                                     ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MCG-2 10/00 9.3M 92/292/392/892